                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 4, 2002


                                  INTEGRA, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       1-13177                  13-3605119
----------------------------        ----------------         -------------------
(State or Other Jurisdiction        (Commission File            (IRS Employer
     of Incorporation)                   Number)             Identification No.)


1060 First Avenue, King of Prussia, PA                              19406
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code 610-992-7000
                                                   ------------


           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report
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        On April 4, 2002 the Company sold 100% of the membership units of
Global Business Solutions, LLC back to the party from whom the business was acquired in exchange for $180,000 and the return of 1,000,000 shares of Integra, Inc. Common Stock and 97,600 shares of Integra, Inc. Preferred Stock.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b)      Pro Forma Financial Information.

                                 INTEGRA, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  In Thousands


                                                           TWELVE MONTHS ENDED                          THREE MONTHS ENDED
                                                            DECEMBER 31, 2001                             MARCH 31, 2002
                                                 --------------------------------------       -------------------------------------
                                                                PRO FORMA                                    PRO FORMA
                                                AS REPORTED    ADJUSTMENTS     PRO FORMA     AS REPORTED    ADJUSTMENTS    PRO FORMA
                                                 --------       --------       --------       --------       --------      --------
Service Revenues                                 $ 26,485            683       $ 25,802       $  5,787       $    459      $  5,328

Service Costs                                      21,242             66         21,176          4,018             58         3,960
                                                 --------       --------       --------       --------       --------      --------

Gross Profit                                        5,243            617          4,626          1,769            401         1,368

Selling and administrative expenses                 8,954            447          8,507          2,137            100         2,037

Restructuring and other charges                      (129)             0           (129)             0              0             0

Provision for doubtful accounts                       444              0            444              0              0             0

Amortization and impairment charge of
assets and excess cost over fair value
of net assets acquired                             10,620            950          9,670             79             79             0
                                                 --------       --------       --------       --------       --------      --------

Loss from operations                              (14,646)          (780)       (13,866)          (447)           222          (669)

Interest expense (income), net                         19              8             11             22              4            18
                                                 --------       --------       --------       --------       --------      --------

Income (loss) before income taxes                 (14,665)          (788)       (13,877)          (469)           218          (687)

Provision for income taxes                           (160)            --           (160)            --             --            --
                                                 --------       --------       --------       --------       --------      --------

Net (loss)                                        (14,505)          (788)       (13,717)          (469)           218          (687)

Preferred Stock Dividend                             (130)                         (130)           (78)                         (78)
                                                 --------       --------       --------       --------       --------      --------

Net (loss) allocable to common shareholders      $(14,635)      $   (788)      $(13,847)      $   (547)      $    218      $   (765)
                                                 ========       ========       ========       ========       ========      ========

                                  INTEGRA, INC.

                           CONSOLIDATED BALANCE SHEETS
             (Dollars in thousands, except share and per share data)
                              As of March 31, 2002

                                                                                             PRO FORMA
                        ASSETS                                      AS REPORTED             ADJUSTMENTS              PRO FORMA
                                                                     ---------               ---------               ---------
Current assets:
    Cash and cash equivalents                                        $      75               $      0              $        75
    Restricted cash                                                        952                      0                      952
    Accounts receivable, net of allowance
       for doubtful accounts                                             1,093                     291                     802
    Other accounts receivable                                              322                       0                     322
    Other current assets                                                   330                       0                     330
                                                                     ---------               ---------               ---------

                    Total current assets                                 2,772                     291                   2,481

Property and equipment, net of accumulated
   depreciation                                                          1,030                     258                     772
Intangible assets, net of accumulated amortization                         391                     391                       0
Excess cost over fair value of net assets acquired, net                  3,597                   3,597                       0
                                                                     ---------               ---------               ---------

    Total Assets                                                     $   7,790               $   4,537               $   3,253
                                                                     =========               =========               =========

               LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                                 $   1,921               $     301               $   1,620
    Reserve for unpaid claims                                            4,870                       0                   4,870
    Line of credit - bank                                                  625                       0                     625
    Line of credit - related party                                       1,000                       0                   1,000
    Current portion of long term debt                                      133                     110                      23
    Accrued expenses and other current liabilities                       2,751                      18                   2,733
                                                                     ---------               ---------               ---------

                    Total current liabilities                           11,300                     429                  10,871

Long-term debt                                                             648                     111                     537
                                                                     ---------               ---------               ---------

                    Total liabilities                                   11,948                     540                  11,408

Redeemable convertible preferred stock                                   3,904                   3,904                       0

Stockholders' Deficit:
    Common Stock                                                           112                       0                     112
    Treasury Stock                                                           0                     180                    (180)
    Addt'l PIC                                                          88,197                     600                  87,597
    Accum Deficit                                                      (96,371)                   (687)                (95,684)
                                                                     ---------               ---------               ---------

                    Total equity                                        (8,062)                    93                  (8,155)
                                                                     ---------               ---------               ---------
Total Liabilities and Equity                                         $   7,790               $   4,537               $   3,253
                                                                     =========               =========               =========

         Notes to Pro Forma Consolidated Condensed Financial Statements
                      March 31, 2002 and December 31, 2001

1.   GENERAL

The accompanying Pro Forma Consolidated Condensed Balance Sheet as of March
31, 2002 gives effect to the sale of the assets and operations of Global Benefit Solutions, LLC (GBS) by Integra, Inc. and the assumption of certain liabilities of GBS by the Purchaser of said assets and operations (the "Transaction") as if the Transaction had occurred on March 31, 2002. Adjustments to the accompanying Pro Forma Consolidated Condensed Balance Sheet are directly attributable to the Transaction and are factually supportable. See
Note 2.

The accompanying Pro Forma Consolidated Condensed Statements of Operations for the year ended December 31, 2001 and the three months ended March 31, 2002 give effect to the Transaction as if the Transaction had occurred on January 1 of each period presented. Adjustments to the accompanying Pro Forma Consolidated Condensed Statements of Operations are directly attributable to the Transaction and are factually supportable. All intercompany transactions between Integra, Inc. and GBS were at arms-length and have been appropriately eliminated. See
Note  3.

2.   BALANCE SHEET

The pro forma adjustments included in the accompanying Pro Forma Consolidated Condensed Balance Sheet as of March 31, 2002 assume that the Transaction was consummated on March 31, 2002. The adjustments reflect (a) the receivable recorded by Integra, Inc. of $180,000, (b) the disposition of the assets sold to GBS, which consist of assets of GBS including accounts receivable, computer equipment and proprietary software, each stated at its net book value as of March 31, 2002, (c) the elimination of certain liabilities assumed by GBS, specifically, accounts payable and accrued expenses, each stated at its carrying value as of March 31, 2002, and (d) the resulting loss on the Transaction for Integra, Inc.

3.   STATEMENTS OF OPERATIONS

The pro forma adjustments included in the accompanying Pro Forma Consolidated Condensed Statements of Operations for the year ended December 31, 2001 and the three months ended March 31, 2002 assume that the Transaction had occurred on January 1 of each period presented. The adjustments consist of the historical operating results of GBS for each period presented.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTEGRA, INC.



                                   By:      /s/ Mary W. Tindall
                                            ------------------------------------
                                            Mary W. Tindall
                                            Acting Chief Financial Officer

                                   Date:   June 18, 2002
                                           -------------------------------------